SECURITIES AND EXCHANGE COMMISSION

                          Washington, D. C.

                                20549


                            ------------

                              FORM 8-K

                            ------------


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                  OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) January 25, 1996
------------------------------------------------------------------



                      TEXAS INSTRUMENTS INCORPORATED
           -----------------------------------------------------
          (Exact name of Registrant as specified in its charter)


             Delaware                          1-3761
     ------------------------           ---------------------
     (State of Incorporation)           (Commission File No.)


                                75-0289970
                    -----------------------------------
                   (I.R.S. Employer Identification No.)


                      13500 North Central Expressway
               P. O. Box 655474, Dallas, Texas        75265
             -------------------------------------------------
            (Address of principal executive offices)(Zip Code)


      Registrant's telephone number, including area code 214-995-2551
      ---------------------------------------------------------------




ITEM 7.     Exhibits.

          Designation of
            Exhibit in
            this Report      Description of Exhibit
          --------------     ----------------------

             4(c)            Form of Note

             12 Computation of Ratio of Earnings to Fixed Charges and Ratio of Earnings to Combined Fixed Charges and Preferred Stock Dividends



                                SIGNATURE
                                ---------

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   TEXAS INSTRUMENTS INCORPORATED



                                   By O. WAYNE COON
                                      O. Wayne Coon
                                      Chief Corporate Counsel and
                                      Assistant Secretary





Date:  January 25, 1996


                               Exhibit Index

Designation of
  Exhibit in                                          Paper (P)
  this Report       Description of Exhibit        or Electronic (E)
--------------      ----------------------        -----------------


     4(c)          Form of Note                           E

     12            Computation of Ratio of Earnings       E
                   to Fixed Charges and Ratio of
                   to Combined Fixed Earnings
                   Charges to Preferred Stock Dividends



